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                         Homestead Funds, Inc.
                   Supplement Dated October 17, 2005
                  To The Prospectus Dated May 1, 2005
                      Effective October 18, 2005


THIS SUPPLEMENT DESCRIBES CHANGES TO THE PROSPECTUS DATED MAY 1, 2005, RELATING TO THE INTERNATIONAL STOCK INDEX FUND (THE "FUND"). PLEASE READ THIS SUPPLEMENT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The Fund's investment objective is to match as closely as possible, before expenses,the performance of the Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index (the "Index"), an unmanaged benchmark representing developed markets in Europe and the Pacific region. The prospectus states that the Fund will attempt to achieve its investment objective by investing all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). On June 14,2005, RE Advisers, the Fund's administrator, was notified that the Portfolio intended to liquidate its assets and cease operations. At the direction of the Board of Directors, RE Advisers thoroughly considered various alternative means of seeking to achieve the Fund's investment objective.

At a Board of Directors meeting held on September 15, 2005, the Board of Directors approved RE Adviser's recommendation that, in light of the impending liquidation of the Portfolio, the Fund would seek to achieve its investment objective by investing all of its assets in the Vanguard (R) Developed Markets Index Fund effective October 18, 2005. The Vanguard(R) Developed Markets Index Fund also seeks to track the investment performance of the MSCI(R) EAFE(R) Index.

The International Stock Index Fund and the Vanguard(R) Developed Markets Index Fund use a "passive" or "indexing" investment approach, which attempts to replicate, before expenses, the performance of the Index. The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The general risks of an investment in the Fund remain unchanged and are described on pages 17 and 18 of the prospectus.

UNDERLYING INVESTMENTS
The Vanguard(R) Developed Markets Index Fund allocates its assets between Vanguard(R) European Stock Index Fund and Vanguard(R) Pacific Stock Index Fund based on each region's weighting in the Index, effectively representing all the EAFE(R) stocks as they are weighted in the Index.

INDEXING--Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the International Stock Index Fund's return in line with the return of the Index.

INDEX DESCRIPTION AND CONSTRUCTION--The International Stock Index Fund's benchmark, the Index, is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed", by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The Index is structured to represent the opportunities available to an international investor in developed markets. MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size.
The inclusion of a stock in the Index in no way implies that MSCI(R) believes the stock to be an attractive investment. The Index is the exclusive property of MSCI(R).

The following table shows the annual fund operating expenses of the International Stock Index Fund. These expenses have been restated to reflect current expenses and replace the annual fund operating expenses shown for the Fund on page 27 of the prospectus.


     Management Fees                        0.00%
     Other Expenses (a)                     1.61%
     Total Operating Expenses (b)           1.61%

        (a) Includes a .25% administrative fee paid to RE Advisers.
        (b) RE Advisers has contractually agreed to waive fees in order to keep the Fund's total operating expenses from exceeding 1.50%.

The expenses set forth in the table above do not reflect the expenses of the Vanguard Developed Markets Index Fund, the underlying fund in which the International Stock Index Fund invests and whose expenses are borne indirectly by the Fund. For the fiscal year ended October 31, 2004, these expenses were 0.29%.

On page 28, the cost-comparison example for the International Stock Index Fund should read:

					   1 Year  3 Years  5 Years  10 Years
     International Stock Index Fund (a)	   $192	   $594	    $1,021   $2,209

        (a) The example for the International Stock Index Fund reflects an estimate of the indirect expenses of the Vanguard Developed Markets Index Fund.

On page 30, the subheading "Investment Manager for the Master Portfolios of the Stock Index Fund and the International Stock Index Fund" is deleted and replaced with the subheading "Investment Manager for the Master Portfolio of the Stock Index Fund." All references to the MSCI(R) EAFE(R) Index Portfolio in the section under that subheading should be disregarded.

On page 32, the subheading "MSCI(R) EAFE(R) Index Portfolio" and all text sections below it are deleted.